QuickLinks -- Click here to rapidly navigate through this document

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant /x/
Filed by a Party other than the Registrant / /
Check the appropriate box:
/ /	Preliminary Proxy Statement
/ /	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/x/	Definitive Proxy Statement
/ /	Definitive Additional Materials
/ /	Soliciting Material Pursuant to §240.14a-12
Great Plains Energy Incorporated
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/x/	No fee required
/ /	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
/ /	Fee paid previously with preliminary materials.
/ /	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

GREAT PLAINS ENERGY INCORPORATED
1201 WALNUT
KANSAS CITY, MISSOURI 64106-2124

March 15, 2002

Dear Shareholder:

              We are pleased to invite you to the Annual Meeting of Shareholders of Great Plains Energy Incorporated (Great Plains Energy or the Company). On October 1, 2001, Great Plains Energy became the publicly-held holding company of Kansas City Power & Light Company. This first annual meeting of Great Plains Energy will be held at 10:00 a.m. (Central Daylight Time) on Tuesday, May 7, 2002, at The Gem Theater, 1615 East 18th Street, Kansas City, Missouri. Parking is available near The Gem Theater. At this meeting, you will be asked to elect ten directors; extend the term of the Company's Long-Term Incentive Plan; and ratify and approve the appointment of independent auditors for 2002.

              We hope you and your guest will be able to attend the meeting. Registration and refreshments will be available starting at 9:00 a.m.

                      Sincerely,

                      Bernard J. Beaudoin
                      Chairman of the Board

GREAT PLAINS ENERGY INCORPORATED
1201 Walnut
Kansas City, Missouri 64106

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Date:	Tuesday, May 7, 2002
Time:	10:00 a.m. (Central Daylight Time)
Place:	The Gem Theater 1615 East 18th Street Kansas City, Missouri

              The purposes of the Annual Meeting are to:

    1.
    Elect ten directors;

    2.
    Extend the term of the Company's Long-Term Incentive Plan; and

    3.
    Ratify the appointment of independent auditors.

              Shareholders of record as of the close of business on March 7, 2002, are eligible to vote at this meeting.

    The Gem Theater is accessible to all shareholders. Shareholders with special assistance needs should contact the Corporate Secretary, Great Plains Energy Incorporated, 1201 Walnut, Kansas City, Missouri 64106-2124, no later than Friday, May 3, 2002.

PROXY STATEMENT

              This proxy statement and accompanying proxy card are being mailed, beginning March 15, 2002, to owners of the common stock of Great Plains Energy for the solicitation of proxies by the Great Plains Energy Board of Directors ("Board") for the 2002 Annual Meeting of Shareholders. The Board encourages you to read this document carefully and take this opportunity to vote on the matters to be decided at the Annual Meeting.

HOUSEHOLDING DISCLOSURE STATEMENT

              Great Plains Energy shareholders that share the same last name and household mailing address with multiple accounts will receive a "single" copy of shareholder documents (annual report, proxy statement, prospectus or other information statement) unless the Company is instructed otherwise. Each registered shareholder will continue to receive a separate proxy card. Additional copies of these documents will be delivered promptly upon written request to the Corporate Secretary of the Company at 1201 Walnut, Kansas City, Missouri 64106-2124 or oral request by calling our toll-free number 1-800-245-5275. Shareholders that elect not to participate should contact the Company in writing or by calling our toll-free number 1-800-245-5275 in the same manner.

i

Great Plains Energy Incorporated
1201 Walnut
Kansas City, Missouri 64106-2124

ii

VOTING PROCEDURES

              Your vote is very important.    Your shares can only be voted at the Annual Meeting if you are present or represented by proxy. Whether or not you plan to attend the Annual Meeting, you are encouraged to vote by proxy to assure that your shares will be represented. You may revoke your proxy at any time by:

      •
      written notice to the Corporate Secretary;
      •
      submission of a proxy bearing a later date; or
      •
      casting a ballot during the Annual Meeting proceedings.

Properly executed proxies received by the Corporate Secretary before the close of voting at the Annual Meeting will be voted according to the directions provided. If a proxy is returned without shareholder directions, the shares will be voted as recommended by the Board.

              Who can vote?    Shareholders who own shares of GPE's common stock as of the close of business on March 7, 2002, are entitled to vote at the meeting or any postponements or adjournments. On that day, approximately 61,895,900 shares of common stock were eligible to vote. Each share is entitled to one vote on each matter presented at the Annual Meeting.

              Cumulative voting is allowed with respect to the election of directors. This means each shareholder has a total vote equal to the number of shares they own multiplied by the number of directors to be elected. These votes may be divided among all nominees equally or may be voted for one or more of the nominees either in equal or unequal amounts. If votes for a certain director nominee are withheld, those votes will be distributed equally among the remaining director nominees. Withholding authority to vote for all director nominees has the same effect as abstaining from voting for any director nominee. If no instructions are given, the shares will be voted equally for the election of all directors. The ten nominees with the highest number of votes will be elected.

              On all other matters, a majority of the votes present at the meeting is required for approval.

              How do I vote?    Other than by attending the Annual Meeting and voting in person, there are three ways registered shareholders may vote their shares:

        •
        By Mail

        •
        By Telephone

        •
        By Internet

To vote by mail, simply mark, sign and date the proxy card and return it in the postage-paid envelope provided. To vote by telephone or Internet, 24 hours a day, 7 days a week, refer to the enclosed proxy card for voting instructions. If you hold your shares through a broker, bank or other nominee, you will receive separate instructions from the nominee describing how to vote your shares. If you are an employee participating in Great Plains Energy's Employee Savings Plus Plan, you will receive separate instructions from the Plan's Trustee, UMB Bank, n.a., describing how to vote your shares.

              What shares are included in the proxy card?    The proxy card represents all the shares registered to your account including all shares held in your Great Plains Energy Dividend Reinvestment and Direct Stock Purchase Plan account.

              How are votes counted?    The Annual Meeting will be held if a quorum, consisting of a majority of outstanding shares of common stock entitled to vote, is represented. Broker non-votes, votes withheld and abstentions will be counted for purposes of determining whether a quorum has been reached.

              Is my vote confidential?    Great Plains Energy has a policy of voting confidentiality. Proxies, ballots and voting tabulations are available for examination only by the independent Inspector of Election and Tabulators. Your vote will not be disclosed to the Board or management of Great Plains Energy except as may be required by law and in other limited circumstances.

              Who is the proxy solicitor?    Morrow & Co., Inc., 445 Park Avenue, New York, New York 10022, has been retained by Great Plains Energy to assist in the distribution of proxy materials and solicitation of votes for a fee of $8,500 plus reimbursement of out-of-pocket expenses.

CORPORATE GOVERNANCE

              Great Plains Energy's business, property and affairs are managed under the direction of the Board. This is in accordance with Missouri General Corporation Law and Great Plains Energy's Articles of Incorporation and By-Laws. Although directors are not involved in the day-to-day operating details, they are kept informed of Great Plains Energy's business through written reports and documents regularly provided to them. In addition, directors receive operating, financial and other reports presented by the Chairman and other officers of Great Plains Energy at Board and committee meetings.

              Meetings of the Board.    The Board held seven meetings in 2001. Each of the incumbent directors attended at least 90% of the Board and committee meetings to which he or she was assigned.

              Committees of the Board.    The Board's four standing committees are described below. Directors' committee memberships are included in their biographical information beginning on page 4.

                  Executive Committee – exercises the full power and authority of the Board to the extent permitted by Missouri law. The committee generally meets when action is necessary between scheduled Board meetings.

The committee held three meetings in 2001.

                  Audit Committee – oversees the auditing, accounting and financial reporting of Great Plains Energy by:

      •
      monitoring the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance;
      •
      monitoring the independence and performance of the Company's independent auditors and internal auditing department; and
      •
      providing an avenue of communication among the independent auditor management, the internal auditing department, and the Board.

The Board has adopted a written charter for the committee.

The committee held four meetings in 2001.

                  Compensation Committee – is responsible for the management of human resources activities of Great Plains Energy including:

      •
      determining the amounts and forms of senior management compensation;
      •
      administering Great Plains Energy's incentive plans for senior officers; and
      •
      recommending compensation to be paid to Board members.

The committee held four meetings in 2001.

                  Governance Committee – reviews and assists the Board with all corporate governance matters including:

      •
      effectiveness of the Company and its subsidiaries in meeting overall objectives and goals of the organization;
      •
      adoption of governance policies and principles for the Company and its subsidiaries;
      •
      selection of nominees to the Board; and
      •
      management succession planning.

The committee held two meetings in 2001.

              Director Compensation.    Compensation is paid to non-employee members of the Board. An annual retainer of $24,000 was paid in 2001 ($9,000 of which was used to acquire shares of Great Plains Energy Common stock through Great Plains Energy's Dividend Reinvestment and Direct Stock Purchase Plan on behalf of each non-employee member of the Board). An additional retainer of $3,000 was paid to those non-employee directors serving as chair of a committee. Attendance fees of $1,000 for each Board meeting and $1,000 for each committee meeting attended were also paid in 2001. Directors may defer the receipt of all or part of the cash retainers and meeting fees.

              Great Plains Energy also provides life and medical insurance coverage for each non-employee member of the Board. The total premiums paid by Great Plains Energy for this coverage for all participating non-employee directors in 2001 was $19,702.00.

ELECTION OF DIRECTORS
Item 1 on Proxy Card

              The Board will consist of ten members. The ten nominees named below have been recommended to the Board by the Governance Committee to serve as directors until the next Annual Meeting of Shareholders and until their successors are elected and qualified. Each nominee has consented to stand for election, and the Board does not anticipate any nominee will be unavailable to serve. Eight of the directors elected or appointed during 2001 are listed below as nominees. During 2001, William H. Clark passed away and W. Thomas Grant II resigned from the Board. Randall C. Ferguson, Jr. and James A. Mitchell are shown as the new nominees. In the event that one or more of the director nominees should become unavailable to serve at the time of the Annual Meeting, shares represented by proxy may be voted for the election of a nominee to be designated by the Board. Proxies cannot be voted for a greater number of persons than ten.

              The Board of Directors recommends a vote FOR each of the listed nominees.

Nominees for Directors

Bernard J. Beaudoin	Director since 1999

Mr. Beaudoin, 61, is Chairman of the Board, President and Chief Executive Officer of Great Plains Energy. Previously, he was Executive Vice President and Chief Financial Officer of the Company. Mr. Beaudoin served as a member of the Executive Committee during 2001.

David L. Bodde	Director since 1994

Dr. Bodde, 59, holds the Charles N. Kimball Chair in Technology and Innovation at the Bloch School of Business, University of Missouri-Kansas City. Dr. Bodde served as a director of KLT Inc., a wholly-owned subsidiary of Great Plains Energy, and as a member of the Audit and Governance Committees during 2001.

Mark A. Ernst	Director since 2000

Mr. Ernst, 43, is President and Chief Executive Officer of H & R Block Inc., a provider of tax preparation, investment, mortgage and accounting services. He joined H&R Block in 1998 as Executive Vice President and Chief Operating Officer. Previously, Mr. Ernst was Senior Vice President with American Express. He serves on the board of H & R Block. Mr. Ernst served on the Audit and Compensation Committees during 2001.

Randall C. Ferguson, Jr.

Mr. Ferguson, 50, is the Customer Relations Executive for the IBM Western Region. In addition, he is the Senior Location Executive for the Kansas City area and the Senior State Executive for Missouri and Kansas.

William K. Hall	Director since 2000

Mr. Hall, 58, is Chairman and Chief Executive Officer of Procyon Technologies Inc., a Chicago-based holding Company with investments in the aerospace and defense industries. He was previously President and Chief Executive Officer of Falcon Building Products, Inc. Mr. Hall serves on the boards of A. M. Castle & Co., Gen Corp and Actuant Corporation. Mr. Hall served on the Executive and Governance Committees during 2001.

Luis A. Jimenez	Director since 2001

Mr. Jimenez, 57, is Senior Vice President and Chief Strategy Officer of Global Growth and Futures Strategy with Pitney Bowes, a Fortune 300 provider of messaging solutions, office products and financial services. Previously, he was Vice President and Practice Leader, Telecommunications and Media, Latin America for Arthur D. Little, Inc., an international management consulting firm. Mr. Jimenez served on the Governance Committee during 2001.

James A. Mitchell

Mr. Mitchell, 60, is the Executive Fellow, Leadership at the Center for Ethical Business Cultures. He retired as Executive Vice President of Marketing and Products for American Express Company in 1999 and is the former Chairman, President and Chief Executive Officer of IDS Life Insurance Company. Mr. Mitchell served as a director of KLT Inc., a wholly-owned subsidiary of Great Plains Energy during 2001.

William C. Nelson	Director since 2000

Mr. Nelson, 64, is Chairman of George K. Baum Asset Management, an asset management advisor. He is also the retired Chairman of Bank of America Midwest. He serves on the board of DST Systems. Mr. Nelson served on the Audit and Compensation Committees during 2001.

Linda H. Talbott	Director since 1983

Dr. Talbott, 61, is President of Talbott & Associates, international consultants in strategic planning, philanthropic management, and development to foundations, corporations, and the nonprofit sector. Dr. Talbott served as a member of the Executive and Governance Committees during 2001.

Robert H. West	Director since 1980

Mr. West, 63, is the retired Chairman of the Board of Butler Manufacturing Company, a supplier of non-residential building systems, specialty components, and construction services. He serves on the boards of Burlington Northern Santa Fe Corporation, Commerce Bancshares, Inc., and Astec Industries, Inc. Mr. West served as a member of the Audit and Compensation Committees during 2001.

SECURITY OWNERSHIP OF DIRECTORS AND OFFICERS

              The following table shows beneficial ownership of Great Plains Energy's common stock by the named executive officers, directors and all directors and officers as of February 28, 2002 except as footnoted below. The total of all shares owned by directors and officers represents less than one percent of the outstanding shares of Great Plains Energy's common stock. With the exception of the Company's Employee Savings Plus Plan which held 5.11% on December 31, 2001, management of Great Plains Energy has no knowledge of any person (as defined by the Securities and Exchange Commission) who owns beneficially more than 5% of Great Plains Energy common stock.

Name of Beneficial Owner	Shares of Common Stock Beneficially Owned
Named Executive Officers
Bernard J. Beaudoin	5,105	(1)
William H. Downey	2,000	(1)
A. Drue Jennings	23,306
Frank L. Branca	16,490	(1)
Jeanie S. Latz	15,715	(1)
Douglas M. Morgan	5,089	(1)
Other Director Nominees
David L. Bodde	5,357	(2)
Mark A. Ernst	1,089
Randall C. Ferguson, Jr.	100	(3)
William K. Hall	6,310
Luis A. Jimenez	607
James A. Mitchell	1,000
William C. Nelson	888
Linda H. Talbott	6,302
Robert H. West	4,415	(4)

All Officers and Directors As A Group (27 persons)	166,068	(1)

(1)
Includes shares held in the Great Plains Energy's Employee Savings Plus Plan and exercisable non-qualified stock option grants under the Long-Term Incentive Plan.
(2)
The nominee disclaims beneficial ownership of 1,000 shares reported and held by nominee's mother.
(3)
Acquired shares on March 6, 2002.
(4)
The nominee disclaims beneficial ownership of 1,000 shares reported and held by nominee's wife.

EXECUTIVE COMPENSATION

              The following table contains executive compensation data.

Summary Compensation Table

Annual Compensation
Name and Principal Position	Year	Salary ($)	Bonus ($)	All Other Compensation ($)(1)
A. Drue Jennings (2) Former Chairman of the Board	2001 2000 1999	175,000 500,000 475,000	0 263,968 0	56,463 75,568 67,867
Bernard J. Beaudoin Chairman of the Board, President and Chief Executive Officer	2001 2000 1999	400,000 325,000 290,000	0 162,535 0	36,971 33,174 20,894
Frank L. Branca Vice President – Generation Services-KCPL and President KCPL Power Division	2001 2000 1999	200,000 190,000 155,000	0 80,775 0	26,135 21,624 19,502
William H. Downey (3) Executive Vice President GPE and President KCPL Delivery Division	2001 2000	250,000 65,000	0 54,000	5,645 698
Jeanie S. Latz Senior Vice President Corporate Services and Secretary	2001 2000 1999	200,000 180,000 152,000	0 83,506 0	27,145 19,121 17,819
Douglas M. Morgan Vice President – Information Technology and Support Services	2001 2000 1999	190,000 175,000 160,000	0 67,326 0	20,990 18,524 16,828

(1)
For 2001, amounts include:
•
Flex dollars under the Flexible Benefits Plan: Jennings – $16,914; Beaudoin – $15,618; Branca – $16,922; Downey – $3,362; Latz – $16,092; and Morgan – $15,677.
•
Deferred Flex Dollars: Jennings – $25,738; Beaudoin – $12,509; and Downey — $910
•
Above-market interest paid on deferred compensation: Jennings – $8,780; Beaudoin – $3,771; Branca – $3,196; Downey – $1,144; and Latz – $4,986.

  •
  Great Plains Energy contribution under the Great Plains Energy Employee Savings Plus Plan: Jennings – $5,031; Beaudoin – $5,073; Branca – $5,261; Downey – $229; Latz – $5,254; and Morgan – $5,313
  •
  Contribution to Deferred Compensation Plan: Branca – $756; and Latz – $813.
(2)
Mr. Jennings retired from the Company in May 2001.
(3)
Mr. Downey was employed as Executive Vice President-KCPL and President-KCPL Delivery effective September 25, 2000.

OPTION/SAR GRANTS IN THE LAST FISCAL YEAR

	Individual Grants
Name	Number of Securities Underlying Options/SAR Granted (#)	Percent of Total Options/SARs Granted To Employees in Fiscal Year	Exercise or Base Price ($/sh)	Expiration Date	Grant Date Present Value $(1)
Bernard J. Beaudoin	55,000	28%	$25.55	2/6/2011	$208,441
Frank L. Branca	6,000	3%	$25.55	2/6/2011	$22,739
William H. Downey	20,000	10%	$25.55	2/6/2011	$75,797
Jeanie S. Latz	13,000	7%	$25.55	2/6/2011	$49,268
Douglas M. Morgan	6,000	3%	$25.55	2/6/2011	$22,739

(1)
The grant date valuation was calculated by using the binomial option pricing formula, a derivative of the Black-Scholes model. The underlying assumptions used to determine the present value of the option were as follows:

Annualized stock volatility:	.25879
Time of exercise (option term):	10 years
Risk free interest rate:	5.53%
Stock price at grant:	$25.55
Exercise price:	$25.55
Average dividend yield:	6.37%

AGGREGATED OPTION/SAR EXERCISES IN THE LAST FISCAL YEAR AND
FISCAL YEAR-END OPTION/SAR VALUES

	Shares Acquired on Exercise (#)(1)		Number of Unexercised Options/SARs at Fiscal Year End (#)		Value of Unexercised In-the-Money Options/SARs at Fiscal Year End ($)
Name		Value Realized ($)(1)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Frank L. Branca	31,165	$365,439	11,000	6,000	$19,731	$-2,100

(1)
Includes dividends that accrued on options and were reinvested.

LONG-TERM INCENTIVE PLANS - AWARDS IN LAST FISCAL YEAR

Name	Number of Shares, Units or Other Rights (#)	Performance or Other Period Until Maturation or Payout
Bernard J. Beaudoin	40,000 shares	4 years ending 2004
Frank L. Branca	10,000 shares	4 years ending 2004
William H. Downey	15,000 shares	4 years ending 2004
Jeanie S. Latz	10,000 shares	4 years ending 2004
Douglas M. Morgan	5,000 shares	4 years ending 2004

              The awards of performance shares are subject to the achievements of a four-year EVA®(1) target and certain individual performance goals for each officer during the four-year period. Performance share awards are credited to a performance share account maintained for each participant. If at the end of the four year period the goals have been achieved and the EVA® target has been met, a participant will receive one share of common stock for each performance share received.

GREAT PLAINS ENERGY PENSION PLANS

              Great Plains Energy has a non-contributory pension plan (the "Great Plains Energy Pension Plan") for its management employees, including executive officers of Great Plains Energy, providing for benefits upon retirement, normally at age 65. In addition, an unfunded deferred compensation plan provides a supplemental retirement benefit for executive officers. The following table shows examples of single life option pension benefits (including unfunded supplemental retirement benefits) payable upon retirement at age 65 to the named executive officers:

	Annual Pension for Years of Service Indicated
Average Annual Base Salary for Highest 36 Months
	15	20	25	30 or more
150,000	45,000	60,000	75,000	90,000
200,000	60,000	80,000	100,000	120,000
250,000	75,000	100,000	125,000	150,000
300,000	90,000	120,000	150,000	180,000
350,000	105,000	140,000	175,000	210,000
400,000	120,000	160,000	200,000	240,000
450,000	135,000	180,000	225,000	270,000
500,000	150,000	200,000	250,000	300,000

(1)
EVA® is a registered trademark of Stern Stewart & Co. in the United States of America, France, the United Kingdom, Canada, Australia and Mexico.

              Each eligible employee with 30 or more years of credited service, or whose age and years of service add up to 85, is entitled to a total monthly annuity equal to 50% of their average base monthly salary for the period of 36 consecutive months in which their earnings were highest. The monthly annuity will be proportionately reduced if their years of credited service are less than 30. The compensation covered by the Great Plains Energy Pension Plan – base monthly salary – excludes any bonuses and other compensation. The Great Plains Energy Pension Plan provides that pension amounts are not reduced by Social Security benefits. The estimated credited years of service for the named executive officers in the Summary Compensation table are as follows:

Officer	Credited Years of Service
Bernard J. Beaudoin	21 years
Frank L. Branca	30 years
William H. Downey	8 months
Jeanie S. Latz	20 years
Douglas M. Morgan	23 years

              Eligibility for supplemental retirement benefits is limited to officers selected by the Compensation Committee of the Board; all the named executive officers are participants. The annual target retirement benefit payable at the normal retirement date is equal to 2% of highest average earnings, as defined, for each year of credited service up to 30 (maximum of 60% of highest average earnings). The actual retirement benefit paid equals the target retirement benefit less retirement benefits payable under the management pension plan. A liability accrues each year to cover the estimated cost of future supplemental benefits.

              The Internal Revenue Code imposes certain limitations on pensions that may be paid under tax qualified pension plans. In addition to the supplemental retirement benefits, the amount by which pension benefits exceed the limitations will be paid outside the qualified plan and accounted for by Great Plains Energy as an operating expense.

GREAT PLAINS ENERGY SEVERANCE AGREEMENTS

              Great Plains Energy has severance agreements ("Great Plains Energy Severance Agreements") with certain of its senior executive officers, including the named executives, to ensure their continued service and dedication to Great Plains Energy and their objectivity in considering on behalf of Great Plains Energy any transaction which would change the control of Great Plains Energy. Under the Great Plains Energy Severance Agreements, a senior executive officer would be entitled to receive a lump-sum cash payment and certain insurance benefits during the three-year period after a Change in Control, (or, if later, the three-year period following the consummation of a transaction approved by Great Plains Energy's Shareholders constituting a Change in Control) if the officer's employment was terminated by:

  •
  Great Plains Energy other than for cause or upon death or disability;
  •
  the senior executive officer for "Good Reason" (as defined in the Great Plains Energy Severance Agreements); and
  •
  the senior executive officer for any reason during a 30-day period commencing one year after the Change in Control or, if later, commencing one year following consummation of a transaction approved by Great Plains Energy's shareholders constituting a change in control (a "Qualifying Termination").

              A Change in Control is defined as:

  •
  an acquisition by a person or group of 20% or more of the Great Plains Energy common stock (other than an acquisition from or by Great Plains Energy or by a Great Plains Energy benefit plan);
  •
  a change in a majority of the Board; and
  •
  approval by the shareholders of a reorganization, merger or consolidation (unless shareholders receive 60% or more of the stock of the surviving Company) or a liquidation, dissolution or sale of substantially all of Great Plains Energy's assets.

              Upon a Qualifying Termination, Great Plains Energy must make a lump-sum cash payment to the senior executive officer of:

  •
  the officer's base salary through the date of termination;
  •
  a pro-rated bonus based upon the average of the bonuses paid to the officer for the last five fiscal years;
  •
  any accrued vacation pay;
  •
  two or three times the officer's highest base salary during the prior 12 months;
  •
  two or three times the average of the bonuses paid to the officer for the last five fiscal years;
  •
  the actuarial equivalent of the excess of the officer's accrued pension benefits including supplemental retirement benefits computed without reduction for early retirement and including two or three additional years of benefit accrual service, over the officer's vested accrued pension benefits; and

  •
  the value of any unvested Great Plains Energy contributions for the benefit of the officer under the Great Plains Energy Employee Savings Plus Plan.

              In addition, Great Plains Energy must offer health, disability and life insurance plan coverage to the officer and his dependents on the same terms and conditions that existed immediately prior to the Qualifying Termination for two or three years, or, if earlier, until the senior executive officer is covered by equivalent plan benefits. Great Plains Energy must make certain "gross-up" payments regarding tax obligations relating to payments under the Great Plains Energy Severance Agreements as well as provide reimbursement of certain expenses relating to possible disputes that might arise.

              Payments and other benefits under the Great Plains Energy Severance Agreements are in addition to balances due under the Great Plains Energy Long- and Short-Term Incentive Plan. Upon a Change in Control (as defined in the Great Plains Energy Long-Term Incentive Plan), all stock options granted in tandem with limited stock appreciation rights will be automatically exercised.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

              On May 29, 2001, KLT Energy Services, a direct wholly-owned subsidiary of KLT Inc., exercised a warrant to purchase 274,976 shares of Bracknell stock owned from Bracknell. The warrant under which KLT Energy Services purchased the stock was assigned to KLT Energy Services in 2000 by Reardon Capital, LLC. Gregory J. Orman, the President and Chief Executive Officer and a member of the board of KLT Inc., which is a wholly-owned subsidiary of Great Plains Energy, owned 55% of the membership interest of Reardon Capital at the time of the assignment. Mr. Orman abstained from the decision by KLT Inc. board to authorize the exercise of the warrant by KLT Energy Services.

COMPENSATION COMMITTEE
REPORT ON EXECUTIVE COMPENSATION

              The Compensation Committee of the Board is composed of three independent directors. The Compensation Committee establishes and administers the policies and plans that govern compensation for the executive officers of Great Plains Energy. The Compensation Committee's recommendations are subject to approval by non-employee members of the Board. The Compensation Committee has not adopted a policy concerning the Internal Revenue Service's rules on the deductibility of compensation in excess of $1,000,000.

              The executive compensation for Great Plains Energy's executive officers in 2001 was designed to attract and keep talented, key executives critical to Great Plains Energy's long-term success in a deregulated market and to support a performance-oriented environment. Base salaries in 2001 were established on the basis of:

  •
  job responsibilities and complexity;
  •
  individual performance under established guidelines; and
  •
  competitiveness for comparable positions in companies of similar size within the industry.

The Compensation Committee also compared total executive compensation packages with national compensation surveys including data prepared for the Edison Electric Institute ("EEI") by Towers Perrin.

              The Great Plains Energy Long- and Short-Term Incentive Compensation Plan (the "Incentive Plan") for executive officers based on Economic Value Added (EVA®) was designed to align the interests of management with shareholders. If shareholder value is increased by the amount of the annual EVA® goal, bonuses are paid at a target level that varies to reflect a participant's level of responsibility. A minimum level of EVA® improvement has to be achieved before any bonus is awarded. EVA® improvement above the annual goal results in payouts above the target level. In 2001, the EVA® goal was below the minimum level, and as a result no bonuses were paid.

Chief Executive Officer

              In determining the base salary for Bernard J. Beaudoin, the Chief Executive Officer of Great Plains Energy in 2001, the Compensation Committee considered:

  •
  financial performance of Great Plains Energy;
  •
  cost and quality of services provided;
  •
  leadership in enhancing the long-term value of Great Plains Energy; and
  •
  relevant salary data including information supplied by the EEI.

COMPENSATION COMMITTEE William C. Nelson Mark A. Ernst Robert H. West

COMPARISON OF CUMULATIVE TOTAL RETURNS*
GREAT PLAINS ENERGY, S&P 500 INDEX, AND EEI INDEX

*Total return assumes reinvestment of dividends.

  Assumes $100 invested on December 31, 1996 in KCPL common stock (Great Plains Energy common stock effective 10/1/01), S&P 500 Index, and EEI Index

PROPOSAL TO EXTEND THE TERM OF THE LONG-TERM INCENTIVE PLAN
Item 2 on Proxy Card

              The Long-Term Incentive Plan ("Plan") was approved by the shareholders at the 1992 annual meeting. A total of 3,000,000 shares of common stock (adjusted for the 1992 stock split) were reserved for issuance. As of December 31, 2001, a total of 683,500 shares had been granted under the Plan and 2,316,500 shares remained for future grants. Grants of options and performance shares under the Plan in 2001 to named executive officers are set forth in the preceding tables on pages 9 and 10. The Board of Directors has adopted resolutions approving the extension to the Long-Term Incentive Plan for another ten years, subject to the approval of the shareholders.

              The purposes of the Plan are to encourage officers and employees of the Company to acquire proprietary and vested interest in the long-range future growth and performance of the Company, to generate an increased incentive to enhance the value of the Company for the benefit of its customers and shareholders, and to aid in the attraction and retention of exceptionally qualified individuals upon whom the Company's success largely depends.

              This Plan provides the means for providing compensation over a term longer than a single year thus focusing management's attention on long-term performance in addition to year-to-year achievements. Further, since the Plan involves awards, the value of which is related to the value of the Company's common stock, the Plan is an additional means of unifying the interest of the shareholders and management. Restricted stock, stock options, limited stock appreciation rights and performance shares may be awarded under the Plan. The Plan is intended to be a flexible plan providing different kinds of long-term incentives tailored to the compensation goals of the Company.

              If approved by the shareholders, the Plan will be extended as of the date of shareholder approval. The closing price of one share of the Company's common stock as reported on the New York Stock Exchange Composite Transactions for March 7, 2002 was $26.60.

              A summary of the principal provisions of the Plan is set forth below.

Administration

              The Plan, is administered by the Compensation Committee ("Committee") of the Board. The Committee is comprised of not less than two directors, each of whom is a "disinterested person" as defined in Rule 16b-3(c)(2)(i) under the Securities Exchange Act of 1934 ("Exchange Act"), as amended. The Committee shall administer and interpret the Plan.

Eligibility

              Officers and other employees of the Company and its subsidiaries who, in the opinion of the Committee, make significant contributions to the continued growth, development and financial success of the Company are eligible to receive awards under the Plan. Subject to the provisions of the Plan, the Committee shall from time-to-time select from such eligible persons those to whom awards under the Plan shall be granted and determine the amount of such awards.

Shares of Common stock Subject to Plan

              The aggregate number of shares of the Company's common stock available for awards under the Plan shall not exceed the 2,316,500 remaining shares in the Plan (subject to adjustment as provided in Section Fifteen I of the Plan). Shares delivered under the Plan may consist of shares purchased on the market, authorized but unissued shares of common stock or common stock held in the treasury of the Company. The number of shares which may be awarded is subject to adjustments for stock dividends or splits, recapitulations, combination of exchanges of shares or other similar changes in the common stock.

Restricted stock

              A restricted stock award under the Plan is an award of shares of common stock bearing restrictive legends prohibiting sale, transfer, pledge, or hypothecation of the shares until the expiration of a restriction period of not less than three years nor more than ten years and satisfaction of such restrictions as the Committee may establish at the time of the grant.

Stock Options

              Stock options granted under the Plan shall be evidenced by a Stock Option Agreement and may consist of either incentive stock options, as defined in the Internal Revenue Code, or stock options which do not so qualify. The manner and time of exercise is determined by the Committee at the time of the grant. No stock options granted under the Plan may be exercised more than ten years after the date of the grant. The option price per share of common stock will be set at the time of the grant, but shall not be less than 100% of the fair market value at the date of grant. The option price may be paid in cash or previously-owned shares of common stock or a combination thereof. The recipient of stock options may be entitled to receive dividends on the number of shares to which the stock options relate if authorized by the Committee at the time of the grant.

Limited Stock Appreciation Rights

              Limited stock appreciation rights may at the discretion of the Committee be granted to the holders of any stock options under the Plan.

              A limited stock appreciation right is the right to receive cash in an amount equal to the excess of the fair market value of the common stock over the option price for the number of shares to which the stock option relates. Limited stock appreciation rights will be automatically exercised one day after a Change in Control event as defined in the Plan. The exercise of limited stock appreciation rights will cancel any related stock options. The recipient of limited stock appreciation rights may be entitled to receive dividends on the number of shares to which the rights relate as authorized by the Committee at the time of the grant.

Performance Shares

              Performance share awards are credited to a performance share account to be maintained for each participant receiving a performance share award. Upon satisfaction of such restrictions and attainment of specific Company performance criteria for each award period as determined by the Committee at the time of grant, a participant will receive one share of common stock for each performance share to which he is entitled.

Tax Aspects of the Plan

              The Federal Income Tax consequences of an award under the Plan depend on the type of award. The grant of a restricted stock or performance shares does not immediately result in taxable income to a recipient or a tax deduction to the Company unless the recipient makes a special election. At the time the shares of common stock are awarded and become free of any restrictions, a recipient will recognize taxable ordinary income in an amount equal to the fair market value of the common stock, and the Company will be entitled to a corresponding income tax deduction. Generally, during a restriction period, any dividends received with respect to an award will be taxed as an additional compensation to the recipient, and the Company will be entitled to a corresponding income tax deduction.

              Generally, a recipient of an incentive stock option will not recognize taxable income on the date of grant or exercise, and the Company will not be entitled to an income tax deduction. Provided the minimum holding periods are satisfied, any gain on a disposition of stock acquired through an incentive stock option will be taxable to a recipient as a capital gain, and the Company will not be entitled to any corresponding income tax deduction. If the minimum holding periods are not satisfied, a recipient will generally recognize ordinary income in the amount of the excess of the fair market value of the common stock on the date of the exercise (or if less, on the date of sale) over the option price, and the Company will be entitled to a corresponding income tax deduction. Additionally, certain recipients may be subject to alternative minimum tax on the excess of the fair market value of the shares over the option price when the incentive stock option is exercised.

              The grant of a nonqualified stock option does not result in a taxable income to a recipient or a tax deduction for the Company. Upon exercise, a recipient will generally recognize taxable ordinary income in an amount equal to the excess of the fair market value of the common stock on the date of the exercise over the cash paid, and the Company will be entitled to a corresponding income tax deduction.

              A recipient of a limited stock appreciation right will not recognize taxable income at the time granted, and the Company will not be entitled to a tax deduction. If a limited stock appreciation right is automatically exercised, the cash received will be recognized as ordinary income by the recipient, and the Company will be entitled to a corresponding income tax deduction.

Amendment and Termination

              The Board may alter, amend, suspend or terminate the Plan at anytime except (i) no such action may be taken without shareholder approval which increases the benefits accruing pursuant to the Plan, increases the number of shares of common stock which may be issued pursuant to the Plan, extends the period for granting under the Plan, modifies the requirements as to the eligibility for participation in the Plan, or requires shareholder approval under any law or regulation in effect at the time such amendment is proposed for adoption; (ii) no action may be taken without the consent of the participant to whom any award shall have been granted, which adversely affects the rights of the participant; and (iii) no action may be taken if the proposed amendment must be in the discretion of the Committee to comply with the disinterested administration requirements of Rule 16b-3 under the Exchange Act.

              The Board of Directors recommends a vote FOR amendment.

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
Item 3 on Proxy Card

              On February 5, 2002, the Company's Board of Directors, upon recommendation of the Board's Audit Committee, approved the engagement of the accounting firm of Deloitte & Touche LLP as the independent public auditors to audit and certify the Company's financial statements for 2002, subject to ratification and approval by the shareholders of the Company. The accounting firm of PricewaterhouseCoopers LLP, who previously served as Great Plains Energy Incorporated's and Kansas City Power & Light Company's independent public accountants, was notified on February 8, 2002 that their services would be discontinued effective with the completion of the audit of the December 31, 2001 financial statements. The Company solicited bids from independent public accounting firms and the Audit Committee of the Board recommended a change of auditors after reviewing and evaluating the audit services offered by the accounting firms and the costs associated with such services.

              In connection with the audits of the consolidated financial statements for the years ended December 31, 2000 and 2001 and the subsequent interim period through February 25, 2002, there have been no disagreements with PricewaterhouseCoopers LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to their satisfaction, would have caused PricewaterhouseCoopers LLP to make references thereto in connection with its reports on the financial statements for such years. PricewaterhouseCoopers LLP's reports on the financial statements for the years ended December 31, 2000 and 2001 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

              Representatives from both PricewaterhouseCoopers LLP and Deloitte & Touche LLP are expected to be present at the Company's Annual Meeting, with the opportunity to make statements if they desire to do so, and are expected to be available to respond to appropriate questions.

              The affirmative vote of the holders of a majority of the shares of common stock of the Company present and entitled to vote at the meeting is required for the approval of this proposal to ratify and approve the appointment. If the shareholders do not ratify the appointment of Deloitte & Touche LLP, the selection of independent public auditors will be reconsidered by the Board.

              The Board of Directors recommends a vote FOR ratification.

AUDIT COMMITTEE REPORT

              The Audit Committee is comprised of four independent directors and in connection with its function to oversee and monitor the financial reporting process of the Company, the Audit Committee has done, among other things, the following:

  •
  reviewed and discussed the audited financial statements with management;
  •
  discussed with PricewaterhouseCoopers LLP, the Company's independent accountants for the year ended December 31, 2001, the matters required to be discussed by Statement on Auditing Standards No. 61;
  •
  discussed with PricewaterhouseCoopers LLP the auditors' independence from management and the Company, including the matters in the auditors' written disclosures required by Independence Standards Board Standard No. 1; and
  •
  considered whether the non-audit services in the categories below were compatible with maintaining the principal accountant's independence.

    •
    Audit Fees – $414,238 aggregate fees for professional services rendered for the 2001 audit and review of the financial statements included in Great Plains Energy's quarterly reports on Form 10-Q for 2001.

    •
    Financial Information Systems Design and Implementation
    Fees     – $0

    •
    All Other Fees – $516,822 aggregate fees in 2001 for services other than services covered in subsections above. Other fees include $359,597 of fees for services rendered in connection with an operating lease transaction.

              Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's annual report on Form 10-K for the fiscal year ended December 31, 2001 for filing with the Securities and Exchange Commission.

                      AUDIT COMMITTEE
                          Mark A. Ernst
                          David L. Bodde
                          William C. Nelson
                          Robert H. West

SUBMISSION OF SHAREHOLDER PROPOSALS AND
DIRECTOR NOMINATIONS

    Shareholder Proposals

              Shareholders wishing to have a proposal included in the proxy statement for the Annual Meeting in 2003 must submit a written proposal to the Corporate Secretary by November 15, 2002. Securities and Exchange Commission rules set standards for shareholder proposal requirements to be included in a proxy statement.

              If a shareholder intends to bring a matter before a shareholder meeting, other than by submitting a proposal for inclusion in Great Plains Energy's proxy statement for that meeting, Great Plains Energy's By-Laws require the shareholder to give Great Plains Energy notice at least 60 days, but no more than 90 days, prior to the date of the shareholder meeting. If Great Plains Energy gives shareholders less than 70 days' notice of a shareholder meeting date, the shareholder's notice must be received by the Corporate Secretary no later than the close of business on the tenth (10) day following the earlier of the date of the mailing of the notice of the meeting or the date in which public disclosure of the meeting date was made.

              To be in proper written form, a shareholder's notice must set forth as to each matter the shareholder proposes to bring before the shareholder meeting:

  •
  a brief description of the business to be brought before the shareholder meeting and the reasons for conducting the business at the shareholder meeting;

  •
  the shareholder's name and record address;

  •
  class or series and number of shares of Great Plains Energy stock the shareholder owns beneficially or of record;

  •
  a description of all arrangements or understandings between the shareholder and any other person or persons (including their names) in connection with the proposal of the business by the shareholder, and any material interest of the shareholder in such business; and

  •
  the shareholder's representation that they intend to appear in person or by proxy at the annual meeting to bring such business before the meeting.

    Director Nominations

              Great Plains Energy's By-Laws also require shareholders wishing to make a director nomination at an annual shareholder meeting give Great Plains Energy notice at least 60 days, but no more than 90 days, prior to the date of the shareholder meeting. If Great Plains Energy gives shareholders less than 70 days' notice of a shareholder meeting date, the shareholder's notice must be received by the Corporate

Secretary no later than the close of business on the tenth (10) day following earlier of the date of mailing of the notice of the meeting or the date on which public disclosure of the meeting was made.

              For a director nominee election to be in proper written form, a shareholder's notice to the Corporate Secretary must include:

              the shareholder's

      •
      name and shareholder record; and

      •
      class or series of Great Plains Energy stock and number of shares beneficially held;

              and

              the nominee's

      •
      name, age, business address and residence address;

      •
      principal occupation or employment;

      •
      class or series of Great Plains Energy stock and number of shares owned beneficially; and

      •
      written consent of the nominee to serve as a director, if elected.

              The notice must also provide:

      •
      a description of all arrangements or understandings between the shareholder and the nominee;

      •
      a representation that the shareholder intends to appear in person or by proxy at the shareholders' meeting to nominate the nominee; and

      •
      any other information relating to the shareholder and the nominee that is required to be reported in a proxy statement or other filings as required by Securities and Exchange Commission rules.

              No person shall be eligible for election as a director unless nominated according to procedures in Great Plains Energy's By-Laws as described above. Shareholders may request a copy of the By-Laws by contacting the Corporate Secretary, Great Plains Energy Incorporated, 1201 Walnut, Kansas City, Missouri 64106-2124.

OTHER BUSINESS

              Great Plains Energy is not aware of any other matters that will be presented for shareholder action at the Annual Meeting. If other matters are properly introduced, the persons named in the accompanying proxy will vote the shares they represent according to their judgment.

                      By Order of the Board of Directors

                      Jeanie Sell Latz
                          Senior Vice President and
                          Corporate Secretary

Kansas City, Missouri
March 15, 2002

Appendix A

GREAT PLAINS ENERGY INCORPORATED

LONG-TERM INCENTIVE PLAN

SECTION ONE. PURPOSE OF PLAN

        The purposes of the Plan are to encourage officers and employees of the Company to acquire proprietary and vested interest in the growth and performance of the Company, to generate an increased incentive to enhance the value of the Company for the benefit of its customers and Shareholders, and to aid in the attraction and retention of exceptionally qualified individuals upon whom the Company's success largely depends.

SECTION TWO. DEFINITIONS

        The following definitions are applicable herein:

        "Award" means the award to a Participant of Restricted stock, Stock Option, Limited Stock Appreciation Right, or Performance Shares.

        "Award Period" means that period established by the Committee during which any performance goals specified with respect to earning any Award are to be measured.

        "Board" means the Board of Directors of the Company.

        "Code" means the Internal Revenue Code of 1986, as amended. Reference in the Plan to any section of the Code shall be deemed to include any amendments or successor provisions to such section and any regulations promulgated thereunder.

        "Committee" means the Compensation Committee of the Board, composed of not less than two directors, each of whom is a Disinterested Person.

        "Common stock" means the common stock, without par value, of the Company, or such other class of shares or other securities as may be subject to the Plan as a result of an adjustment made pursuant to the provisions of Section Fifteen I.

        "Company" means Great Plains Energy Incorporated and its successors, including any Company as provided in Section Fifteen J.

        "Date of Disability" means the date on which a Participant is classified as disabled as defined in the Company's Long-Term Disability Plan.

        "Date of Grant" means the date on which an Award is granted by the Committee or such later date as may be specified in making such grant.

        "Date of Retirement" means the date of normal retirement or early retirement as defined in the Company's pension plan.

        "Disinterested Person" means a disinterested person as defined in Rule 16b-3(c)(2)(i) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any successor definition adopted by the Securities and Exchange Commission.

        "Eligible Employee" means any person employed by the Company or a Subsidiary on a regularly scheduled basis during any portion of an Award Period and who satisfies all of the requirements of Section Six.

        "Fair Market Value" means the average of the high and low prices for the common stock as reported on the New York Stock Exchange Composite Transactions for the date(s) specified from time to time by the Committee.

        "Incentive Stock Option" means an incentive stock option within the meaning of Section 422 of the Code.

        "Option" or "Stock Option" means either a non-qualified stock option or an Incentive Stock Option granted under Section Eight.

        "Option Period" or "Option Periods" means the period or periods during which an option is exercisable as described in Section Eight E.

        "Participant" means an Eligible Employee who has been granted an Award under the Plan.

        "Plan" means the Great Plains Energy Incorporated Long-Term Incentive Plan.

        "Performance Shares" means an Award granted under Section Ten.

        "Restricted stock" means an Award granted under Section Seven.

        "Subsidiary" means any corporation of which 50% or more of its outstanding voting stock or voting power is beneficially owned, directly or indirectly, by the Company.

        "Termination" means resignation or discharge from employment with the Company or any one of its Subsidiaries, except in the event of death, disability, or retirement.

SECTION THREE. EFFECTIVE DATE, DURATION AND STOCKHOLDER APPROVAL

A.    Effective Date.

        The Plan became effective on May 5, 1992.

B.    Period for Grants of Awards.

  If approved by the affirmative vote of the holders by a majority of the shares outstanding of the common stock present or represented by proxy and entitled to vote at the 2002 Annual Meeting of Shareholders, awards may be granted until May 5, 2012.

C.    Termination of the Plan.

        The Plan shall continue in effect until all matters relating to the payment of

        Awards and administration of the Plan have been settled.

SECTION FOUR. ADMINISTRATION

        The Plan shall be administered by the Committee for, and on behalf of, the Board. The Committee shall have all of the powers (other than amending or terminating this Plan as provided in Section Fourteen) respecting the Plan. All questions of interpretation and application of the Plan, or of the terms and conditions pursuant to which Awards are granted, exercised or forfeited under the provisions hereof, shall be subject to the determination of the Committee. Any such determination shall be final and binding upon all parties affected thereby.

SECTION FIVE. GRANT OF AWARDS AND LIMITATION OF NUMBER OF SHARES AWARDED

        The Committee may, from time to time, grant awards to one or more Eligible Employees, provided that (i) subject to any adjustment pursuant to Section Fifteen I, the aggregate number of shares of common stock available for Awards under this Plan may not exceed 3,000,000 shares; (ii) to the extent that an award lapses or the rights of the Participant to whom it was granted terminate, any shares of common stock subject to such Award shall again be available for the grant of an Award under the Plan; and (iii) shares delivered by the Company under the Plan may be authorized but unissued common stock, common stock held in the treasury of the Company or common stock purchased on the open market (including private purchases) in accordance with applicable securities laws. In determining the size of the Awards, the Committee shall assess the performance of the Eligible Employees against criteria to be established by the Committee, from time to time, based on the Company's performance (such as stockholder and customer related factors) and shall take into account a Participant's responsibility level, potential, cash compensation level, and the Fair Market Value of the common stock at the time of Awards, as well as such other considerations as it deems appropriate.

SECTION SIX. ELIGIBILITY

        Officers and other employees of the Company and its subsidiaries (including officers or salaried full-time employees who are members of the Board, but excluding directors who are not officers or employees) who, in the opinion of the Committee, make significant contributions to the continued growth, development, and financial success of the Company or one or more of its Subsidiaries shall be eligible to receive Awards. Subject to the provisions of the Plan, the Committee shall from time to time select from such eligible persons those to whom Awards shall be granted and determine the amount of such Awards. No officer or employee of the Company or any of its Subsidiaries shall have any right to be granted an Award under this Plan.

SECTION SEVEN. RESTRICTED STOCK

A.    Grant of Restricted stock.

  An Award made pursuant to this Section Seven shall be in the form of shares of common stock, restricted as provided herein. The restricted stock shall be issued in the name of the Participant and shall bear a restrictive legend prohibiting sale, transfer, pledge or hypothecation of the restricted stock until the expiration of the restriction period.

  The Committee may also impose such other restriction and conditions on the restricted stock as it deems appropriate.

  Upon issuance to the Participant of restricted stock, the Participant shall have the right to vote the restricted stock.

B.    Restriction Period.

  At the time restricted stock is awarded, the Committee shall establish a restriction period applicable to such Award which shall not be less than three years nor more than ten years. Each Restricted Stock Award may have a different restriction period at the discretion of the Committee.

  Notwithstanding the other provisions of this Section Seven B, the Committee is authorized in its sole discretion to accelerate the time at which any or all of the restrictions on the restricted stock shall lapse or to remove any or all of such restrictions whenever the Committee may decide that changes in tax or other laws or business conditions arising after the granting of a restricted stock Award make such action appropriate. Notwithstanding the above, the shares of restricted stock may not be sold by a Participant within six months of the date on which such shares were granted.

C.    Payout of Award.

  Upon completion of the restriction period and satisfaction of any other restrictions required by the Award, all restrictions upon the Award will expire. New certificates representing the Award will be issued without the restrictive legend described in Section Seven A, and the shares will become nonforfeitable.

SECTION EIGHT. STOCK OPTION

A.    Grant of Option.

        An Award of one or more options may be granted to any Eligible Employee.

B.    Stock Option Agreement.

  Each option granted under the Plan shall be evidenced by a "Stock Option Agreement" between the Company and the Participant containing such terms and conditions as may                        be determined by the Committee, including, without limitations, provisions to qualify Incentive Stock Options as such under Section 422 of the Code; provided, however, that each Stock Option Agreement must include the following terms and conditions: (i) that the Options are exercisable either in total or in part with a partial exercise not affecting the exercisability of the balance of the option; (ii) that every share of common stock purchased through the exercise of an option shall be paid for in full at the time of the exercise; (iii) that each option shall cease to be exercisable, as to any share of Common stock, at the earliest of (a) the Participant's purchase of the common stock to which the option relates, (b) the exercise of a related Limited Stock Appreciation Right, or (c) the lapse of the option; and (iv) that options shall not be transferable by the Participant other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined in the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder.

C.    Option Price.

  The Option Price per share of common stock shall be set by the grant, but shall not be less than 100% of the Fair Market Value at the Date of the Grant.

D.    Form of Payment.

  At the time of an exercise of an option, the option price shall be payable in cash or in previously-owned shares of common stock or in a combination thereof. When common stock is used in full or partial payment of the option price, it shall be valued at the Fair Market Value on the date the option is exercised.

E.    Other Terms and Conditions.

  Each option shall become exercisable in such manner and within such option period or periods not to exceed ten years from its Date of Grant, as set forth in the Stock Option Agreement.

F.    Lapse of Option.

  An option will lapse upon the first occurrence of one of the following circumstances: (i) ten years from the Date of Grant; (ii) three months following the Participant's Date of Retirement; (iii) at the time of a Participant's Termination; (iv) at the expiration of the option period set by the grant; or (v) twelve months from the Date of Disability. If, however, the Participant dies within the option period and prior to the lapse of the Option, the Option shall lapse unless it is exercised within the option period or twelve months from the date of the Participant's death, whichever is earlier, by the Participant's legal representative or representatives or by the person or persons entitled to do so under the Participant's will or, if the Participant shall fail to make testamentary disposition of such option or shall die intestate, by the person or persons entitled to receive said option under the applicable laws of descent and distribution.

G.    Rights as a Stockholder.

  A participant or a transferee of a Participant shall have no rights as a stockholder with respect to any shares of common stock covered by an option, until the date the option is exercised, except as provided in Section Fifteen A.

H.    Early Disposition of Common stock.

  If a Participant shall engage in a disqualifying disposition (such as term or successor term is then used under the Code) with respect to any shares of common stock purchased pursuant to an Incentive stock option (presently within one year from the date the shares were acquired or within two years from the Date of Grant of the Option), then, to provide the Company with the opportunity to claim the benefit of any income tax deduction which may be available to it under the circumstances, the Participant shall, within ten days of such disposition, notify the Company of the dates of acquisition and disposition of such shares of common stock, the number of shares so disposed and the consideration, if any, received therefore.

I.    Individual Dollar Limitations.

  The aggregate Fair Market Value (determined at the time of Award) of the common stock, with respect to which an Incentive Stock Option is exercisable for the first time by a Participant during any calendar year (whether under this Plan or another plan or arrangement of the Company) shall not exceed $100,000 (or such other limit as may be in effect under the Code on the date of Award).

J.    No Obligation to Exercise Option.

  The Granting of an option shall impose no obligation on the Participant to exercise such option.

K.    Six Month Period.

  At least six months must elapse between the date the option is acquired by the Participant and the date of disposition of the option (other than upon exercise or conversion) or the common stock for which it is exercisable.

SECTION NINE. LIMITED STOCK APPRECIATION RIGHT

A. Grant of Limited Stock Appreciation Right.

  The Committee may, in its sole discretion, grant a Limited Stock Appreciation Right to the holder of any stock option granted under the Plan.

  A Limited Stock Appreciation Right may be granted with respect to a stock option at the time of its grant or any time thereafter up to six months prior to its expiration.

B.    Exercise of Limited Stock Appreciation Right.

  Limited Stock Appreciation Rights will be automatically exercised one day after an event of Change of Control (as defined in Section Eleven). A Limited Stock Appreciation Right cannot be exercised in any other manner. Notwithstanding the above, a Limited Stock Appreciation Right will only be exercised if the Change in Control event occurred six months after the date of the grant of the Limited Stock Appreciation Right and the stock option to which it relates has not previously been exercised.

  The exercise of a Limited Stock Appreciation Right will cancel any related stock option and allow the holder to receive in cash an amount equal to the excess of the Fair Market Value on the date of exercise of one share of common stock over the option price, multiplied by the number of shares of common stock covered by the related stock option.

  In the event of an exercise of a Limited Stock Appreciation Right, the number of shares reserved for issuance shall be reduced by the number of shares covered by the Stock Option Award.

SECTION TEN. PERFORMANCE SHARES

A. Grant of Performance Shares.

  A Performance Share is the right to receive a payment from the Company with respect to such Performance Share subject to satisfaction of such terms and conditions as the Committee may determine. Performance Shares shall be credited to a Performance Share account to be maintained for each Participant. Each Performance Share shall be deemed to be equivalent of one share of common stock. The Award of Performance Shares under the Plan shall not entitle the participant to any interest in or to any dividend, voting, or other rights of a stockholder of the Company.

  A grant of Performance Shares may be made by the Committee during the term of the Plan.

  The Participant shall be entitled to receive payment for each Performance Share of an amount based on the achievement of performance measures for such Award Period as determined by the Committee. The Committee shall have the right to establish requirements or other criteria for measuring performance prior to the beginning of the Award Period but subject to such later revisions as the Committee shall deem appropriate to reflect significant or unforeseen events or changes.

B.    Form and Timing of Payment.

  Except in the event of a Change of Control, no payment in respect of Performance Shares shall be made prior to the end of an Award Period. Payment thereafter shall be made as soon as practicable.

  The payment to which a Participant shall be entitled at the end of an Award Period shall be a dollar amount equal to the Fair Market Value of the number of shares of Common stock equal to the number of Performance Shares earned. Payment shall normally be made in common stock. The Committee, however, may authorize payment in such combinations of cash and common stock or all in cash as it deems appropriate.

  The number of shares of common stock to be paid to a Participant will be determined by dividing the portion of the payment not paid in cash by (i) the Fair Market Value of the common stock on the date on which the shares are issued; or (ii) the price per share paid for shares purchased for a Participant's account should the Board determine to purchase common stock on behalf of the Participant. Stock received in settlement of Performance Shares may not be disposed of within six months of the date on which the Performance Shares were granted.

SECTION ELEVEN. CHANGE IN CONTROL

In the event of Change in Control (as defined below) of the Company, and except as the Committee may expressly provide otherwise, (i) all Stock Options then outstanding shall become fully exercisable unless Limited Stock Appreciation Rights were granted in connection with the Stock Options which in such event the Limited Stock Appreciation Rights will be automatically exercised as provided for in Section Nine herein; (ii) all restrictions (other than restrictions imposed by law) and conditions of all Restricted stock Grants then outstanding shall be deemed satisfied as of the date of the Change in Control; and (iii) all Performance Share Grants shall be deemed to have been fully earned as of the date of the Change in Control, subject to the limitation that any Award which has been outstanding less than six months on the date of the Change in Control shall not be afforded such treatment.

A "Change in Control" shall be deemed to have occurred if (i) any person other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company, and other than the Company or a corporation owned, directly or indirectly, by the Shareholders of the Company in substantially the same proportions as their ownership of stock of the Company, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Securities Exchange Act of 1934), directly or indirectly, of securities of the Company representing 20% or more of the Common stock of the Company then outstanding; or (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in (i) above) whose election by the Board or nomination for election by the Company's Shareholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof.

SECTION TWELVE. FORFEITURE

In the event a Participant ceases employment, restricted stock for which the restriction period has not expired and Performance Shares are subject to forfeiture as follows:

  (i)
  Termination—the Award would be completely forfeited as of the date of termination.

  (ii)
  Retirement—payout of the Award would be prorated for service during the period.

  (iii)
  Disability—payout of the Award would be prorated for service during the period.

  (iv)
  Death—payout of the Award would be prorated for service during the period.

In any instance where payout of an Award is to be prorated, the Committee may choose to provide the Participant (or the Participant's estate) with the entire Award rather than the prorated portion thereof.

Restricted stock which is forfeited will be transferred to the Company or canceled and made available again for the grant of an Award under the Plan.

SECTION THIRTEEN. DEFERRAL ELECTION

Upon the request of a Participant, the Committee may, in its sole discretion, permit a Participant to elect to defer payout of all or any part of any Award under the Plan under such conditions as the Committee may establish.

SECTION FOURTEEN. AMENDMENT OF PLAN

The Board may at any time and from time to time alter, amend, suspend or terminate the Plan in whole or in part, except (i) no such action may be taken without shareholder approval which increases the benefits accruing to Participants pursuant to the Plan, increases the number of shares of Common stock which may be issued pursuant to the Plan (except as provided in Section Fifteen I), extends the period for granting Options under the Plan, modifies the requirements as to eligibility for participation in the Plan, or requires shareholder approval under any law or regulation in effect at the time such amendment is proposed for adoption; (ii) no such action may be taken without the consent of the Participant to whom any Award shall theretofore have been granted, which adversely affects the rights of such Participant concerning such Award, except as such termination or amendment of the Plan is required by statute, or rules and regulations promulgated thereunder; and (iii) no such action may be taken if the proposed amendment must be in the discretion of the Committee to comply with the disinterested administration requirements of Rule 16b-3 under the Exchange Act.

SECTION FIFTEEN. MISCELLANEOUS PROVISIONS

A.    Dividends.

  The recipient of an Award may, if so determined by the Committee, be entitled to receive, currently or on a deferred basis, dividends or their equivalents, with respect to the number of shares of Common stock covered by the Award.

B.    Nontransferability.

  No benefit provided under this Plan shall be subject to alienation or assignment by a Participant (or by any person entitled to such benefit pursuant to the terms of this Plan), nor shall it be subject to attachment or other legal process of whatever nature. Any attempted alienation, assignment or attachment shall be void and of no effect whatsoever. Notwithstanding the above, Stock Options and Limited Stock Appreciation Rights may be transferred as provided in any Stock Option Agreement.

  Payment shall be made only into the hands of the Participant entitled to receive the same or into the hands of the Participant's authorized legal representative. Deposit of any sum in any financial institution to the credit of any Participant (or of a person entitled to such sum pursuant to the terms of this Plan) shall constitute payment into the hands of that Participant (or such person).

C.    No Employment Right.

  Neither this Plan nor any action taken hereunder shall be construed as giving any right to be retained as an officer or employee of the Company or any of its Subsidiaries.

D.    Tax Withholding.

  The Company shall be authorized to withhold under the Plan the amount of withholding taxes due in respect of an Award or payment hereunder and to take such other actions as may be necessary in the opinion of the Company to satisfy all obligations for the payment of taxes. Such withholding may be deducted in cash from the value of any Award.

E.    Fractional Shares.

  Any fractional shares shall be eliminated at the time of payment or payout by rounding down for fractions of less than one-half and rounding up for fractions equal to or more than one-half. No cash settlements shall be made with respect to fractional shares eliminated by rounding.

F.    Government and Other Regulations.

  The obligation of the Company to make payment of Awards in common stock or otherwise shall be subject to all applicable laws, rules, and regulations, and to such approvals by any government agencies as may be required. Except as required by law, the Company shall be under no obligation to register under the Securities Act of 1933, as amended ("Act"), any of the shares of common stock issued, delivered or paid in settlement under the Plan. If common stock awarded under the Plan may in certain circumstances be exempt from registration under the Act, the Company may restrict its transfer in such manner as it deems advisable to ensure such exempt status.

G.    Indemnification.

  Each person who is or at any time serves as a member of the Committee shall be indemnified and held harmless by the Company against and from (i) any loss, cost liability, or expenses that may be imposed upon or reasonably incurred by such person in connection with or resulting from any claim, action, suit, or proceeding to which such person may be a party or in which such person may be involved by reason of any action or failure to act under the Plan; and (ii) any and all amounts paid by such person in satisfaction of judgment in any such action, suit or proceeding relating to the Plan. Each person covered by this indemnification shall give the Company an opportunity, at its own expense, to handle and defend the same before such person undertakes to handle and defend it on such person's own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Restated Articles of Consolidation or By-Laws of the Company or any of its Subsidiaries, as a matter of law, or otherwise, or any power that the Company may have to indemnify such person or hold such person harmless.

H.    Reliance on Reports.

  Each member of the Committee shall be fully justified in relying or acting in good faith upon any report made by the independent public accountants of the Company and its Subsidiaries and upon any other information furnished in connection with the Plan. In no event shall any person who is or shall have been a member of the Committee be liable for any determination made or other action taken or any omission to act in reliance upon any such report or information or for any action taken, including the furnishing of information, or failure to act, if in good faith.

I.    Changes in Capital Structure.

  In the event of any change in the outstanding shares of common stock by reason of any stock dividend or split, recapitalization, combination or exchange of shares or other similar changes in the common stock, then appropriate adjustments shall be made in Awards theretofore granted to the Participants and in the aggregate number of shares of common stock (or cash payment in lieu thereof) which may be granted pursuant to the Plan. Such adjustments shall be conclusive and binding for all purposes. Additional shares of common stock issued to a Participant as the result of any such change shall bear the same restrictions as the shares of common stock to which they relate.

J.    Company Successors.

  In the event the Company becomes party to a merger, consolidation, sale of substantially all of its assets or any other corporate reorganization in which the Company will not be the surviving corporation or in which the holders of the common stock will receive securities of another corporation, then such Company shall assume the rights and obligations of the Company under this Plan.

K.    Governing Law.

  All matters relating to the Plan or to Awards granted hereunder shall be governed by the laws of the State of Missouri, without regard to the principles of conflict of laws.

L.    Relationship to Other Benefits.

  No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, profit sharing or group insurance plan of the Company or any Subsidiary,

  except as may be required by Federal law and regulation or to meet other applicable legal requirements.

M.    Expenses.

  The expenses of the Plan shall be borne by the Company and its Subsidiaries if appropriate.

N.    Titles and Headings.

  The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

Great Plains Energy Incorporated
P.O. Box 418679, Kansas City, Missouri 64141

This Proxy is solicited on behalf of the Board of Directors for the Annual Meeting of Shareholders on Tuesday, May 7, 2002

The Board of Directors recommends a vote FOR Items 1, 2 and 3.

The undersigned hereby appoints B. J. Beaudoin, A. F. Bielsker, and J. S. Latz, and each or any of them, proxies for the undersigned with power of substitution, to vote all the shares of common stock of Great Plains Energy Incorporated that the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on Tuesday, May 7, 2002, and any adjournment or postponement thereof, upon the matters set forth on the reverse side, and in their discretion upon such other matters as may properly come before the meeting.

This Proxy, if signed and returned, will be voted as directed on the reverse side. If this card is signed and returned without direction, such shares will be voted FOR the proposals.

Please sign exactly as your name(s) appear(s) on the reverse side of this card. If your shares are held jointly, any one of the joint owners may sign. Attorneys-in-fact, executors, administrators, trustees, guardians or corporation officers should indicate the capacity in which they are signing.

PLEASE NOTE ADDRESS CHANGES HERE

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

• FOLD AND DETACH HERE •

YOUR VOTE IS IMPORTANT!

If you vote by telephone or the Internet, DO NOT return your proxy card.

VOTE BY
TELEPHONE *** INTERNET *** MAIL
24 hours a day — 7 days a week

TELEPHONE 1-800-758-6973 (Toll Free)		INTERNET http://www.eproxyvote.com/gxp		MAIL
•	Use any touch-tone telephone	•	Click on the website address indicated above	•	Mark, sign and date the proxy card on the reverse side
•	Have this proxy card in hand	•	Have this proxy card in hand	•	Detach the proxy card
•	Enter the Control Number located on the reverse side of this card when prompted	•	Enter the Control Number located on the reverse side of this card	•	Return the proxy card in the postage-paid envelope provided
•	Follow the simple recorded Instructions	•	Follow the simple instructions on the screen

☒	PLEASE MARK VOTES AS IN THIS EXAMPLE
GREAT PLAINS ENERGY INCORPORATED	1.	Election of Directors—Nominees
The Board of Directors recommends a vote FOR Items 1, 2 and 3.		(01) B.J. Beaudoin, (02) D.L. Bodde, (03) M.A. Ernst, (04) R. C. Ferguson Jr., (05) W.K. Hall, (06) L.A. Jimenez, (07) J. A. Mitchell, (08) W.C. Nelson (09) L.H. Talbott, (10) R.H. West	For ☐	Withhold ☐	For All Except ☐
CONTROL NUMBER:
Note: If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and strike a line through the name(s) of the nominee(s). Your shares will be voted for the remaining nominee(s).
	2.	Amendment to extend term of Long-Term Incentive Plan,	For ☐	Against ☐	Abstain ☐
	3.	Appointment of Deloitte & Touche LLP as independent auditors for 2002.	☐	☐	☐
Please be sure to sign and date this Proxy. Date: Shareholder signature Co-owner signature	Mark the box at the right if your address has changed and note the change(s) in the space provided on the reverse side of this card.

• FOLD AND DETACH HERE •

THANK YOU FOR VOTING!

Great Plains Energy Incorporated
Annual Meeting of Shareholders
May 7, 2002
10:00 a.m. Central Daylight Time
The Gem Theatre
1615 E. 18th Street
Kansas City, MO 64108

QuickLinks

PROXY STATEMENT
HOUSEHOLDING DISCLOSURE STATEMENT
CONTENTS
VOTING PROCEDURES
CORPORATE GOVERNANCE
ELECTION OF DIRECTORS Item 1 on Proxy Card
SECURITY OWNERSHIP OF DIRECTORS AND OFFICERS
EXECUTIVE COMPENSATION
OPTION/SAR GRANTS IN THE LAST FISCAL YEAR
AGGREGATED OPTION/SAR EXERCISES IN THE LAST FISCAL YEAR AND FISCAL YEAR-END OPTION/SAR VALUES
LONG-TERM INCENTIVE PLANS - AWARDS IN LAST FISCAL YEAR
GREAT PLAINS ENERGY PENSION PLANS
GREAT PLAINS ENERGY SEVERANCE AGREEMENTS
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
COMPARISON OF CUMULATIVE TOTAL RETURNS* GREAT PLAINS ENERGY, S&P 500 INDEX, AND EEI INDEX
PROPOSAL TO EXTEND THE TERM OF THE LONG-TERM INCENTIVE PLAN Item 2 on Proxy Card
RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS Item 3 on Proxy Card
AUDIT COMMITTEE REPORT
SUBMISSION OF SHAREHOLDER PROPOSALS AND DIRECTOR NOMINATIONS
OTHER BUSINESS
GREAT PLAINS ENERGY INCORPORATED LONG-TERM INCENTIVE PLAN